Exhibit 10.16L

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

[AEP Letterhead]

March 12, 2012

Oxford Mining Company, LLC

Attn: Ms. Angela Ashcraft

544 Chestnut Street

P.O. Box 427

Coshocton, OH 43812

Re:	Coal Purchase and Sale Agreement No. 10-62-04-900, dated as of

May 21, 2004, as amended, between Ohio Power Company

(f/k/a Columbus Southern Power Company) (“Buyer”), and Oxford

Mining Company, LLC (formerly Oxford Mining Company, Inc.) (“Seller”)

SUBJECT: AMENDMENT 2012-1

Reference is made to the above-referenced Coal Purchase and Sale Agreement, as amended (the “Agreement”), under which Seller is supplying coal to Buyer.

Buyer and Seller hereby agree to the following:

1. The first paragraph of the Agreement shall be deleted in its entirety and replaced with the following in lieu thereof:

THIS COAL PURCHASE AND SALE AGREEMENT No. 10-62-04-900 (“Agreement”) is entered into as of May 21, 2004 (the “Effective Date”), by and between American Electric Power Service Corporation, as agent for Ohio Power Company (f/k/a Columbus Southern Power Company prior to its 12/31/2011 merger into Ohio Power Company) (“Buyer”), and Oxford Mining Company, LLC (formerly Oxford Mining Company, Inc.) (“Seller”). Buyer and Seller are also referred to herein individually as a “Party” and collectively as the “Parties.”

2. The table and related footnotes in Section 2.1 Contract Quantity shall be deleted in their entirety and replaced with the following in lieu thereof:

Table 2.1.1

Contract Year(s)	Annual Contract Quantity		Specification A Coal Tons	Specification B Coal Tons	Option No. 1 Tons		Option No. 2 Tons
2009	1,750,000		500,000	(2)	—		—
2010 – 2011	1,700,000		500,000	(2)	—		—
2012	1,040,620	(5)	0	1,040,620 (5)	0 to 50,000/qtr	(3)	50,001 – 100,000/qtr	(4)
2013-2015	1,700,000		0	1,700,000	0 to 50,000/qtr	(3)	50,001 – 100,000/qtr	(4)
2016 – 2018(1)	1,700,000		0	1,700,000	0 to 50,000/qtr	(3)	50,001 – 100,000/qtr	(4)

(1)	If the Option Term Extension is elected by Buyer.
(2)

For the Delivery Period from [*] through [*], Seller shall deliver, and Buyer shall accept, no less than [*] Tons per Contract Year of Specification A Coal. For each such Contract Year, Buyer shall nominate a minimum of at least [*] Tons of Specification A Coal for delivery hereunder, and the remaining Coal to be delivered to Buyer which is not nominated as Specification A Coal shall consist of Specification B Coal; provided that the total Tons of Specification A Coal and Specification B Coal shall equal the Contract Quantity, as such Contract Quantity may be increased at Buyer’s option as provided herein. For the avoidance of doubt, Buyer’s nomination rights in the preceding sentence mean that Buyer may so elect to receive more than [*] Tons of Specification A Coal during any such Contract Year.

Oxford Mining Company, LLC

Coal Purchase and Sale Agreement No. 10-62-04-900

Amendment No. 2012-1

March 12, 2012

(3)	Option No. 1 Tons (up to 50,000 Tons) may be elected for delivery in any quarter at least sixty (60) days prior to the start of the quarter at the Contract Price in effect when delivered.
(4)

Option No. 2 Tons (50,001 – 100,000 Tons) may be elected for delivery in any quarter at least sixty (60) days prior to the start of the quarter at the Contract Price in effect when delivered plus an additional $[*] per Ton.

(5)	Upon the completion of Contract Year 2012 the Annual Contract Quantity and Specification B Coal Tons shall be modified to the actual Tons received in the Contract Year.

3. In ARTICLE V, Contract Price, subparts a), b) and c) shall be deleted in their entirety and replaced with the following subpart a) in lieu thereof; and the remaining subparts d) and e) shall be relabeled as subpart b) and c), respectively:

a) The Contract Price for Coal received [*] through [*] was and will be on an escalated price basis as specified in this Agreement as in effect immediately prior to [*]. The Contract Price for Coal beginning [*] is on a fixed price basis, with no escalation, as follows:

Table 5.1

Contract Year FOB Plant:	Price Per Ton - Specification B Coal
[*]	[*]
[*](1)	[*]
[*]	[*]
[*](2)	[*]

(1)

Upon the completion of Contract Year 2012, a reconciliation of the Contract Price for Q4 2012 only shall promptly occur. This reconciliation shall be based on a formula calculation mutually agreed upon by Buyer and Seller.

(2)	If the Option Term Extension is elected by Buyer.

4. With reference to Footnote (1) to Table 5.1 in the Agreement, Buyer and Seller mutually agree that the reconciliation for Q4 2012 only which is provided for in said Footnote shall be based upon the formula calculation provided for in this Section 4. The formula calculation shall be used to determine either an increased Contract Price or a decreased Contract Price for Q4 2012, with the formula calculation being a calculation made as follows:

•	[*]

•	[*]

•	[*]

•	[*]

•	[*]

•	[*]

•	[*]

In the event that, by reason of such formula calculation, Buyer has paid to Seller less or more than such final fixed Contract Price for the actual Tons received in Q4 2012, (i) Buyer shall promptly pay to Seller the difference if Buyer has paid less and (ii) Seller shall promptly pay to Buyer the difference if Buyer has paid more.

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Oxford Mining Company, LLC

Coal Purchase and Sale Agreement No. 10-62-04-900

Amendment No. 2012-1

March 12, 2012

5. Promptly following the execution of this amendment, Buyer shall pay to Seller the difference between the amount previously paid by Buyer for the actual Tons received and paid for to date in 2012 and the amount actually due therefor based on the price per Ton for Q1 and Q2 2012 set forth in Table 5.1 of the Agreement as hereby amended.

6. A new Schedule 5.1 in the form as attached to this Amendment 2012-1 shall be the Schedule 5.1 referred to in and applicable to the Agreement.

7. For the 2012 Quality Adjustments determined as provided in Schedule 7.2 of the Agreement, the amount used for the Contract Price in calculating all such Quality Adjustments shall be $[*].

8. Seller’s nomination sent to Buyer on October 31, 2011 for the first quarter Option Tons for 2012 shall be considered null and void and such Tons shall not be added to the 2012 obligation.

Except as amended herein, all other provisions of the Agreement shall remain in full force and effect. If you are in agreement with the foregoing, kindly indicate your acceptance thereof by signing the enclosed duplicate of this letter in the space provided and then returning it to us.

/s/ Stephen M. DeBord
Stephen M. DeBord Vice President Fuel, Emissions & Logistics On behalf of AMERICAN ELECTRIC POWER SERVICE CORPORATION, as agent for Ohio Power Company

Acceptance date: March 21, 2012

Oxford Mining Company, LLC

/s/ Charles C. Ungurean
Signature

Charles C. Ungurean
Name (Print)

President and Chief Executive Officer
Title

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

SCHEDULE 5.1

PRICING CALCULATION

a) The determination of the Contract Price for Specification B Coal for each of Contract Years [*] will involve utilizing three (3) publications, [*], to determine the annual market prices used in establishing the price per Ton which is the Contract Price. Should Buyer elect to exercise the Option Term Extension to extend this Agreement through Contract Year 2018, the same pricing mechanism will apply for [*]. The specific publications and reference markets shall be as follows:

[*]

[*]

[*]

To determine the weekly prices, tabulate and average each of the physical market pricing data, per week, published in the prior year for the relevant Contract Year for the above markets from all the publications listed above.

b) The pricing calculation will then be as follows:

1.	[*]

2.	[*]

3.	[*]

4.	[*]

[*]

[*]

[*]

5.	[*]

[*]

6.	[*]

[*]

7.	[*]

[*]

8.	[*]

[*]

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.